                                   Exhibit #1


                          UNITED STATES BANKRUPCY COURT

                           Southern District of Texas
                                Houston Division

Case Name: Venturi Technologies, Inc.                Petition Date: 02/12/01
                                                     Case Number: 01-31442-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: APRIL                     YEAR: 2001

             MONTH                           FEBRUARY           MARCH            APRIL
--------------------------------------      -----------      -----------      -----------
REVENUES (MOR-6)                             1,191,127        1,379,754        1,329,215
INCOME BEFORE INT, DEPREC./TAX (MOR-6)          41,941          157,387         (234,742)
NET INCOME (LOSS) (MOR-6)                     (218,311)         (74,008)        (496,881)
PAYMENTS TO INSIDERS  (MOR-9)                   25,035           62,891           62,532
PAYMENTS TO PROSFESSIONALS (MOR-9)                  --               --            1,881
TOTAL DISBURSEMENTS (MOR-8)                 (1,096,039)      (1,258,077)      (1,544,623)

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                          EXP
                                                   DATE
                                                   ----
CASUALTY                                         05/05/02
LIABILITY                                        05/05/02
VEHICLE                                          05/05/02
WORKER'S                                         05/05/02
DIRECTORS & OFFICERS                             04/09/02

ATTORNEY NAME: EDWARD L. RIPLEY
FIRM: SHEINFELD MALEY & KAY, PC
ADDRESS: 1001 FANNIN, SUITE 3700
CITY, STATE ZIP: HOUSTON, TX 77002
TELEPHONE: 713-754-6354

Are all accounts receivable being collected within terms?                   YES

Are all post-petion liabiliities, including taxes, being paid within terms? YES

Have any prepetition liabilities been paid?                                 YES

ACCRUED PAYROLL, EMPLOYEE EXPENSES & SALES AND USE TAX

Are all funds received being deposited into DIP bank accounts?              NO

Were any assets diposed of outside the normal course of business?           NO

Are all U.S. Trustee Quarterlly Fee Payments current?                       YES

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT HEARING
                                                   SCHEDULED FOR MAY 23, 2001

I certify under the penalty of perjury that the following complete Mpnthly Operating Report (MOR), consisting of MOR-1 through MOR-( plus attachements, is true and correct.

SIGNED
      ----------------------------------

TITLE
     -----------------------------------

                                     MOR - 1

CASE NAME: VENTURI TECHNOLOGIES, INC.                CASE NUMBER: 01-31442-H4-11

                           COMPARATIVE BALANCE SHEETS

                                            Filing Date*
ASSETS                                       02/12/2001        FEBRUARY           MARCH             APRIL
                                            ------------      ----------        ----------        ----------
CURRENT ASSETS
   Cash                                        492,715           669,475           801,929         1,463,887
   Accounts Receivable, Net                  1,187,530         1,204,626         1,241,887         1,380,594
   Inventory: Lower of Cost or Market           99,032           222,380           195,411           217,751
   Prepaid Expenses                             17,783            93,773           142,500
   Investments
   Other                                        40,000            59,852            59,391            59,160
TOTAL CURRENT ASSETS                         1,819,277         2,174,117         2,392,390         3,263,891
PROPERTY, PLANT & EQUIP, @COST               7,302,015        10,501,955        10,512,584        10,513,083
Less Accumulated Depreciation               (4,777,276)       (4,987,497)       (5,154,733)       (5,365,167)
NET BOOK VALUE OF PP & E                     2,524,739         5,514,458         5,357,851         5,147,916
OTHER ASSETS:
    1. Vendor Deposits                          52,917           347,762           354,381           359,972
    2. Deferred Tax Asset (Net)              3,648,000         3,648,000         3,648,000
    3. Goodwill (Net)                        6,538,698         6,478,728         6,437,462
    4.
    5.
              TOTAL ASSETS                   4,396,933        18,223,035        18,231,349        18,857,241


                    * Per SCHEDULES and STATEMENT OF AFFAIRS

                                     MOR - 2

CASE NAME: VENTURI TECHNOLOGIES, INC.                CASE NUMBER: 01-31442-H4-11


                           COMPARATIVE BALANCE SHEETS

                                               Filing Date*
LIABILITIES & OWNER'S EQUITY                    02/12/2001        FEBRUARY           MARCH              APRIL              MAY
                                               ------------      -----------       -----------       -----------       -----------
LIABILITIES:
     POST-PETITION LIABILITIES (MOR-4)                  --           544,061           567,410         2,761,688
     PRE-PETITION LIABILITIES
        Notes Payable Secured **                 9,907,872         9,641,948         9,641,948         8,573,752
        Priority Debt ***                          519,122           666,709           666,709           666,709
        Federal Income Tax
        FICA/Withholding
        Unsecured Debt ****                      6,149,673         6,057,189         6,105,230         6,105,230
        Other
   TOTAL PRE-PETITION LIABILITIES               16,576,667        16,365,846        16,413,887        15,345,691
 TOTAL LIABILITIES                              16,576,667        16,909,907        16,981,297        18,107,379
   OWNER'S EQUITY (DEFICIT):
     PREFERRED STOCK                                 3,408             3,408             3,408             3,408
     COMMON STOCK                                   14,869            14,869            14,869            14,869
     ADDITIONAL PAID-IN CAPITAL                 28,588,538        28,588,588        28,588,588        28,588,588
     RETAINED EARNINGS:  FILING DATE           (27,067,803)      (27,067,803)      (27,067,803)      (27,067,803)
     RETAINED EARNINGS:  POST FILING DATE               --          (218,311)         (292,320)         (789,200)
     TOTAL OWNER'S EQUITY (NET WORTH)            1,539,012         1,320,751         1,246,742           749,862
TOTAL LIABILITIES & OWNERS EQUITY               18,115,679        18,230,658        18,228,039        18,857,241


                    * Per SCHEDULES and STATEMENT OF AFFAIRS

                                  MOR - 3

** Variance between Filing date and February 28 is due to Balance Sheet does not reflect accelerated payments related to CMC Leases. NO PAYMENTS HAVE BEEN MADE TO SECURED CREDITORS.

     Decrease in April due to pay off of Compass Bank Commercial Revolver Note as allowed by the DIP Financing agreement approved by US Bankruptcy Court.

*** Variance between filing date and February 28 is due to Balance Sheet is overaccrued for Various Tax Obligation. No additional obligations have been incurred or previously unreported.

**** Balance Sheet includes various items that should be expensed. NO PAYMENTS
     HAVE BEEN MADE TO PRE-PETITION UNSECURED CREDITORS. (Other than on MOR-1)

CASE NAME: VENTURI TECHNOLOGIES, INC.                CASE NUMBER: 01-31442-H4-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                              FEBRUARY         MARCH          APRIL            MAY
                                              --------        -------       ---------       ---------
TRADE ACCOUNTS PAYABLE                         125,011        132,963         101,509
TAX PAYABLE
   FEDERAL PAYROLL TAXES                            22             --
   STATE PAYROLL & SALES                        25,616         30,266          29,331
   AD VALOREM
   OTHER TAXES
TOTAL TAXES PAYABLE                             25,637         30,266          29,331
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE                         8,274          8,563
*ACCRUED PROFESSIONAL FEES:                     53,700         90,000
OTHER ACCRUED LIABILITES:
   1. ACCRUED PAYROLL (INC TAX & WC)           325,917        271,566         476,390
   2. DEFERRED FINANCE CHARGE INCOME             3,401           (383)          7,753
   3. ACCRUED INSTALLER SUB CONTRACT             8,435          9,274          11,661
   4. TELECOMMUNICATION                         16,848         18,018          26,015
   5. OTHER ACCRUED PAYABLE                     30,537         43,443          69,029
NOTE PAYABLE DIP FINANCING                                                  1,950,000
TOTAL POST-PETITION LIABILITIES (MOR-3)        544,061        567,410       2,761,688


* PAYMENT REQUIRES COURT APPROVAL

                                     MOR - 4

CASE NAME: VENTURI TECHNOLOGIES, INC.                CASE NUMBER: 01-31442-H4-11


                       AGING OF POST-PETITION LIABILITIES
                                    March-01

                                                                              AD-VALOREM,
 DAYS             TOTAL       TRADE ACCTS      FED TAXES     STATE TAXES      OTHER TAXES      OTHER
 0-30            811,708        101,509              --         29,331            --          680,868
31-60
61-90
 91+
TOTAL            811,708        101,509              --         29,331            --          680,868

                          AGING OF ACCOUNTS RECEIVABLE

MONTH         FEBRUARY-01       MARCH-01        APRIL-01         MAY-01
 0-30            848,739        856,679         851,955
31-60            205,350        240,243         324,512
61-90            105,916         84,072         134,281
 91+             342,944        338,349         325,171
TOTAL          1,502,949      1,519,342       1,635,919             --            --

                                     MOR - 5

CASE NAME: VENTURI TECHNOLOGIES, INC.                CASE NUMBER: 01-31442-H4-11


                           STATEMENT OF INCOME (LOSS)

                                                                                                                           FILING
           MONTH                          FEBRUARY           MARCH            APRIL                                        TO DATE
REVENUE  (MOR-1)                          1,191,127        1,379,754        1,329,215                                     3,900,096
TOTAL COST OF REVENUES                      570,215          581,176          796,108                                     1,947,498
GROSS PROFIT                                620,912          798,579          533,107        --        --        --       1,952,597
OPERATING EXPENSES:
    Selling & Marketing                      33,155           38,458           30,133                                       101,747
    General & Administrative                 78,573           86,591          154,647                                       319,810
    Insiders Compensation                    49,129           49,128           49,128                                       147,385
    Professional Fees                        31,001           52,343           48,495                                       131,839
    Other                                   387,113          414,671          485,446                                     1,287,229
TOTAL OPERATING EXPENSES                    578,971          641,191          767,849        --        --        --       1,988,010
INCOME BEFORE INT, DEPR/TAX (MOR-1)          41,941          157,387         (234,742)       --        --        --         (35,413)
Interest Expense                              8,648            9,396           10,322                                        28,367
Depreciation                                210,338          171,705          210,552                                       592,595
Amortization of Goodwill                     41,266           59,970           41,266                                       142,502
Other (Income) Expense                       (9,676)          (9,676)
Other Items**                                    --
TOTAL INT, DEPR & OTHER ITEMS               260,252          231,396          262,139        --        --        --         753,787
NET INCOME BEFORE TAXES                    (218,311)         (74,008)        (496,881)       --        --        --        (789,201)
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)                  (218,311)         (74,008)        (496,881)       --        --        --        (789,201)


                                     MOR - 6

CASE NAME: VENTURI TECHNOLOGIES, INC.                CASE NUMBER: 01-31442-H4-11

CASH RECEIPTS AND DISBURSEMENTS              FEBRUARY        MARCH           APRIL          MAY                       FILING TO DATE
  1. CASH - BEGINNING OF THE MONTH            549,194        664,509        795,230
RECEIPTS:
  2. CASH SALES                               325,010        290,519        378,611                                         994,140
  3. COLLECTION OF ACCOUNTS RECEIVABLE        856,453      1,013,599        842,298                                       2,712,350
  4. LOANS & ADVANCES                              --
  5. SALES OF ASSETS                            2,584            500          3,084
  6. OTHER                                     30,304         84,680        970,439                                       1,085,423
TOTAL RECEIPTS                              1,214,351      1,388,798      2,191,848             --      --      --        4,794,997
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL
  DEBTOR MFR-2*
DISBURSEMENTS:
  7. NET PAYROLL                              657,997        630,856        706,663                                       1,995,516
  8. PAYROLL TAXES PAID                        75,948         77,229         79,744                                         232,921
  9. SALES, USE & OTHER TAXES PAID             24,502         14,033         44,518                                          83,053
 10. SECURED/ RENTAL LEASES                    47,191         47,230         54,080                                         148,501
 11. UTILITIES                                 33,020         57,608         60,464                                         151,092
 12. INSURANCE                                     --         32,058        144,988                                         177,046
 13. INVENTORY PURCHASES                       88,020         72,089         96,936                                         257,045
 14. VEHICLE EXPENSES                          31,619         81,272         88,095                                         200,986
 15. TRAVEL & ENTERTAINMENT                    27,957         20,892         16,641                                          65,490
 16. REPAIRS, MAINTENANCE & SUPPLIES            8,632         54,193         41,556                                         104,381
 17. ADMINISTRATIVE & SELLING                  40,033        115,244        105,112                                         260,389
 18. OTHER (ATTACH LIST) **                    32,012         55,373         92,536                                         179,921
TOTAL DISBURSEMENTS FROM OPERATIONS         1,066,932      1,258,077      1,531,333             --      --      --        3,856,342
 19. PROFESSIONAL FEES                         32,105          1,881         33,986
 20. U.S. TRUSTEE FEES                             --          7,500          7,500
 21. OTHER REORGANIZATION EXPENSES
     (ATTACH LIST)                                 --          3,909          3,909
TOTAL DISBURSEMENTS                         1,099,037      1,258,077      1,544,623             --      --      --        3,901,737
 22. NET CASH FLOW                            115,315        130,721        647,225             --      --      --          893,261
 23. CASH - END OF MONTH (MOR-2)              664,509        795,230      1,442,455             --      --      --


                                     MOR - 7

                      *Applies to Individual debtors only

                                                  February        March          April
**  Carpet Installer Sub Contractor Payments      $ 32,012       $ 32,195       $ 27,124
             Interest Payment - Compass Bank      $     --       $ 23,178       $ 12,252
     Principal Payment Compass Bank Revolver                                    $ 72,115


CASE NAME: VENTURI TECHNOLOGIES, INC.                CASE NUMBER: 01-31442-H4-11

                           CASH ACCOUNT RECONCILIATION

                                    APRIL-01

BANK NAME                         COLORADO      COLORADO        COMPASS                      BANK OF        COMPASS
                                  BUSINESS      BUSINESS         BANK          BRIGHTON     AMMERICAN        BANK
                                    BANK          BANK          HOUSTON         BANK          FORK          DENVER
ACCOUNT NUMBER
ACCOUNT TYPE                    OPERATING       OPERATING      OPERATING        TRUST       OPERATING      OPERATING      TOTAL
BANK BALANCE                      394,536         41,678            767        195,816        962,469      1,595,266
DEPOSIT IN TRANSIT                 41,222         41,222
OUTSTANDING CHECKS               (194,033)      (194,033)
ADJUSTED BANK BALANCE             241,725         41,678            767        195,816             --        962,469     1,442,455
BEGINNING CASH - PER BOOKS        456,225         66,398         76,791        195,816        795,230
RECEIPTS                        1,140,221         89,133        962,494      2,191,848
TRANSFERS BETWEEN ACCOUNTS        113,000       (113,000)            --
(WITHDRAWAL)CONTRIBUTION BY
  INDIVIDUAL DEBTOR MFR - 2            --
CHECKS/OTHER DISBURSEMENTS     (1,467,721)          (853)       (76,024)           (25)    (1,544,623)
ENDING CASH - PER BOOKS           241,725         41,678            767        195,816             --        962,469     1,442,455


                                     MOR - 8

CASE NAME: VENTURI TECHNOLOGIES, INC.                CASE NUMBER: 01-31442-H4-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the Professional. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                              FEBRUARY       FEBRUARY
                                                            PAYMENTS MADE  PAYMENTS MADE
INSIDERS: NAME/POSITION/COMP TYPE                           PRE-PETITION   POST-PETITION     MARCH           APRIL
 1. Michael Dougherty - CEO - Salary                            5,769          5,769         11,538         11,538
 2. Michael Dougherty - CEO - Expense Reimbursement            12,065             --          5,841
 3. Mitchell Martin - COO - Salary                              5,045          5,045         10,090         10,090
 4. Mitchell Martin - COO - Expense Reimbursement              12,162            471          8,362          5,945
 5. Stephen Abate - CFO - Salary                                3,750          3,750          7,500          7,500
 6. Stephen Abate - CFO - Expense Reimbursement                 3,259             --          4,345
 7. Pamela Miller - Controller - Salary                         3,269          3,269          6,538          6,538
 8. Pamela Miller - Controller - Expense Reimbursement            565             --            788
 9. Lloyd Peterman - VP Sales & Install - Salary                6,731          6,731         13,462         13,462
10. Lloyd Peterman - VP Sales &  Install - Exp Reimbur             --             --            268          1,618
TOTAL INSIDERS (MOR-1)                                         52,616         25,035         62,891         62,532

                                                              FEBRUARY       FEBRUARY
                                                            PAYMENTS MADE  PAYMENTS MADE
    PROFESSIONALS NAME/ORDER DATE                           PRE-PETITION   POST-PETITION     MARCH           APRIL
Sheinfeld, Maley & Kay      Disbursed February 7, 2001         25,000             --             --             --
Turpin & Associates         Disbursed February 1, 2001          7,105             --             --          1,881
TOTAL PROFESSIONALS (MOR-1)                                    32,105             --             --          1,881

                                     MOR - 9